UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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NEWELL BRANDS INC.

(Name of Registrant as Specified in its Charter)

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On March 27, 2018, the board of directors (the “Board”) of Newell Brands, Inc. (the “Company”) delivered a letter (the “Letter”) to Starboard Value and Opportunity Master Fund Ltd. (together with its affiliates, “Starboard”) detailing the Board’s alignment with many of Starboard’s views on the Company. A copy of the Letter is attached as Exhibit 1. Also on March 27, 2018, the Company issued a press release regarding the Letter that included the full text of the Letter. A copy of the press release is attached as Exhibit 2.

Exhibit 1

March 27, 2018

VIA EMAIL & COURIER

Starboard Value and Opportunity Master Fund Ltd. (“Starboard”)

Attention: Jeffrey Smith, Chief Executive Officer & Chief Investment Officer

777 Third Avenue, 18th Floor

New York, NY 10017

Email: jsmith@starboardvalue.com

Jeff:

The newly reconstituted Board of Directors (the “Board”) of Newell Brands Inc. (“Newell Brands” or the “Company”) has reviewed and considered your most recent public statements.

We believe the events of the last few months have helped lead to significant positive change at Newell Brands. The Company’s shareholders will benefit from these changes, which include a nearly total refreshment of the Board and the development of an expanded accelerated transformation plan (the “Accelerated Transformation Plan”). The new Board is focused and committed to both driving the Accelerated Transformation Plan into action and reigniting performance of the remaining core business, which we believe will be tremendously valuable for shareholders.

To that end, we share many of your perspectives, and we thought it would be helpful to highlight how the Company’s recent actions align with your views.

Starboard Statement: As we have consistently stated, we believe that considerable change to the composition of Newell’s Board of Directors (the “Board”) and leadership is required. Since our involvement, eight of the eleven Board members will be new, including a new Chairman.

Response: The new Board agrees. The appointment of Patrick Campbell as Chairman of the Board brings new leadership to the Company. In addition, the overall composition of the Board has fundamentally changed in the last three months. Since the beginning of 2018, nine directors have left the Board and six new directors have been appointed, each of whom has exceptional experience and a proven track-record as a shareholder-centric leader. In addition, two new independent directors will be nominated for election to the Board at our upcoming Annual Meeting. The refreshed and newly-focused Board is comprised of a strong, seasoned group of leaders that will provide enhanced oversight and demand increased accountability.

Starboard Statement: We believe that asset sales, if executed properly, can create substantial value at Newell. Given that Newell intends to now explore asset sales for approximately half of the Company, we believe that the most prudent course of action is for the Company to work with its financial advisor to evaluate a comprehensive set of strategic alternatives for all of the businesses. Only following this thorough analysis can Newell prudently determine which assets may realize the greatest after-tax value, and decide which assets, if any, the Company should continue to operate.

Response: The new Board agrees. Asset sales can create substantial value at Newell Brands, which is why the new Board unanimously embraced the Accelerated Transformation Plan. The new Board’s Finance Committee is now chaired by Courtney Mather, a portfolio manager at Icahn Capital, and is charged with overseeing the asset dispositions at the heart of the Accelerated Transformation Plan. Under the Finance Committee’s oversight, the Company’s financial advisors and management are already hard at work evaluating a potential first wave of divestitures. As part of this initial step in the Accelerated Transformation Plan, the Finance Committee will both (i) review and assess the value-creation and strategic rationale for each potential asset sale (and each potential alternative thereto) and (ii) conduct a comprehensive review of all of the Company’s businesses to determine which brands should be included in a second wave of divestitures and which should be retained. The new Board’s decision-making throughout this process will focus on two priorities: maximizing after-tax proceeds and creating a simpler, leaner and more profitable Newell Brands.

Starboard Statement: In addition to asset sales, we are of the belief that there is an opportunity to significantly improve the operations at Newell. Based on our research, we are confident that there is an opportunity to improve operating income by approximately $500 to $800 million based on actions that should be within management’s control. We believe it is important that, in addition to exploring strategic alternatives for all of the businesses, the new Board be equally and simultaneously focused on the operational improvements available to the Company. Asset sales on their own are not a panacea for operational issues.

Response: The new Board agrees. Asset sales are only one component of the Accelerated Transformation Plan. There is also tremendous opportunity to improve the operations at Newell Brands, and the new Board is equally focused on that component of the Accelerated Transformation Plan. In fact, the new Board is committed to identifying and realizing reported operating income improvements of at least $800 million over the next three years, including a minimum of $300 million in 2018. The new Board is also committed to clearly communicating to shareholders how the divestures in the Accelerated Transformation Plan will ultimately impact these targeted operating income improvements on a pro forma basis.

*****

In light of these most recent changes, and after having additional discussions with some of the Company’s largest shareholders, we believe Newell Brands is now embarking on a path to significant value creation. To that end, the new Board’s singular focus at this time is devising, articulating and executing the multi-year strategic transformation and operational turnaround that will once again make Newell Brands a best-in-class consumer products company that delivers outstanding returns. We are pleased to know that this focus is consistent with Starboard’s perspective as well.

Best regards,

/s/ The Board of Directors of Newell Brands Inc.

Additional Information

In connection with Newell Brands’ 2018 Annual Meeting of Shareholders, Newell Brands will file with the U.S. Securities and Exchange Commission (the “ SEC” ) and mail to the shareholders of record entitled to vote at the 2018 Annual Meeting a definitive proxy statement and other documents, including a WHITE proxy card. SHAREHOLDERS ARE ENCOURAGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS WHEN FILED WITH THE SEC AND WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. When filed with the SEC, the definitive proxy statement and WHITE proxy card will also be mailed to shareholders of record. Investors and other interested parties will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, or from Newell Brands at its website, www.newellbrands.com, or through a request in writing sent to Newell Brands at 221 River Street, Hoboken, New Jersey, 07030, Attention: General Counsel, or by contacting Newell Brands’ proxy solicitor, Morrow Sodali at (800) 662-5200 or at NWLinfo@morrowsodali.com

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the 2018 Annual Meeting. The participants in the solicitation of proxies in connection with the 2018 Annual Meeting are currently anticipated to be the Company, Patrick D. Campbell, James R. Craigie, Debra A. Crew, Brett Icahn, Andrew Langham, Courtney R. Mather, Michael B. Polk, Judith A. Sprieser, Steven J. Strobel, Michael A. Todman, Ralph Nicoletti, Mark S. Tarchetti, William A. Burke, Bradford Turner, Nancy O’Donnell, Sofya Tsinis, High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Icahn Partners Master Fund LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Beckton Corp. and Carl C. Icahn.

As of the date hereof, Ms. Crew beneficially owns 30 shares of common stock of the Company, par value $1.00 (the “Common Stock”). Mr. Craigie beneficially owns 3,175 shares of Common Stock, which includes 1,594 shares held in trusts, 797 shares each, for the benefit of Mr. Craigie’s children. Mr. Polk beneficially owns 1,353,392 shares of Common Stock, which includes 225,872 shares of Common Stock issuable pursuant to stock options and RSUs currently exercisable or exercisable or vesting within 60 days and includes 332,925 shares held in grantor retained annuity trusts for the benefit of Mr. Polk’s children and 47,303 shares held in trust by Mr. Polk’s wife. Mr. Strobel beneficially owns 50,707 shares of Common Stock. Mr. Todman beneficially owns 54,949 shares of Common Stock. Mr. Nicoletti beneficially owns 14,788 shares of Common Stock, which includes 25 shares held in a revocable trust by Mr. Nicoletti’s wife, 193 shares in an IRA and 14,570 held in a revocable trust. Mr. Tarchetti beneficially owns 260,949 shares of Common Stock. Mr. Burke beneficially owns 175,046 shares of Common Stock. Mr. Turner beneficially owns 14,134 shares of Common Stock. Ms. O’Donnell beneficially owns 6,855 shares of Common Stock. As of the date hereof, Mr. Campbell, Ms. Sprieser and Ms. Tsinis do not beneficially own any shares of Common Stock.

As of the date hereof, High River Limited Partnership has sole voting power and sole dispositive power with regard to 6,658,602 shares of Common Stock (including shares of Common Stock underlying forward contracts). Each of Hopper Investments LLC, Barberry Corp. and Mr. Carl C. Icahn has shared voting power and shared dispositive power with regard to such shares of Common Stock. Icahn Partners Master Fund LP has sole voting power and sole dispositive power with regard to 10,836,710 shares of Common Stock (including shares of Common Stock underlying forward contracts). Each of Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Beckton Corp. and Mr. Carl C. Icahn has shared voting power and shared dispositive power with regard to such shares of Common Stock. Icahn Partners LP has sole voting power and sole dispositive power with regard to 15,797,701 shares of Common Stock (including shares of Common Stock underlying forward contracts). Each of Icahn Onshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises GP, Beckton Corp. and Mr. Carl C. Icahn has shared voting power and shared dispositive power with regard to such shares of Common Stock. Mr. Brett Icahn has sole voting power and sole dispositive power with regard to 500,000 shares of Common Stock, including 250,000 shares of Common Stock beneficially owned by a charitable foundation controlled by Mr. Brett Icahn. As of the date hereof, Messrs. Langham and Mather do not beneficially own any shares of Common Stock.

Certain information concerning these participants is also set forth in the Company’s definitive proxy statement, dated March 30, 2017, for its 2017 annual meeting of shareholders as filed with the SEC on Schedule 14A, the Company’s preliminary proxy statement, dated March 23, 2018, for its 2018 annual meeting of shareholders as filed with the SEC on Schedule 14A and the Company’s Current Reports, dated August 24, 2017, January 21, 2018, February 16, 2018, February 22, 2018 and March 19, 2018, as filed with the SEC on Form 8-K. Additional information regarding the interests of these participants in the solicitation of proxies in respect of the 2018 Annual Meeting and other relevant materials will be filed with the SEC when they become available.

Caution Concerning Forward-Looking Statements

Statements in this letter, other than those of historical fact, particularly those anticipating future financial performance, business prospects, growth, operating strategies and similar matters, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. These statements generally can be identified by the use of words such as “intend,” “anticipate,” “believe,” “estimate,” “project,” “target,” “plan,” “expect,” “will,” “should,” “would” or similar statements. The Company cautions that forward-looking statements are not guarantees because there are inherent difficulties in predicting future results. In addition, there are no assurances that the Company will complete any or all of the potential transactions, or other initiatives referenced here. Actual results may differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to:

•	uncertainties regarding future actions that may be taken by Starboard in furtherance of its stated intention to nominate director candidates for election at Newell Brands’ 2018 Annual Meeting;

•	potential operational disruption caused by Starboard’s actions that may make it more difficult to maintain relationships with customers, employees or suppliers;

•	the Company’s dependence on the strength of retail, commercial and industrial sectors of the economy in various parts of the world;

•	competition with other manufacturers and distributors of consumer products;

•	major retailers’ strong bargaining power and consolidation of the Company’s customers;

•	the Company’s ability to improve productivity, reduce complexity and streamline operations;

•	the Company’s ability to develop innovative new products, to develop, maintain and strengthen end-user brands and to realize the benefits of increased advertising and promotion spend;

•	risks related to the Company’s substantial indebtedness, potential increases in interest rates or changes in the Company’s credit ratings;

•	the Company’s ability to effectively accelerate its transformation plan and explore and execute its strategic options;

•	the Company’s ability to complete planned acquisitions and divestitures, to integrate Jarden and other acquisitions and unexpected costs or expenses associated with acquisitions or dispositions;

•	changes in the prices of raw materials and sourced products and the Company’s ability to obtain raw materials and sourced products in a timely manner;

•	the risks inherent to the Company’s foreign operations, including currency fluctuations, exchange controls and pricing restrictions;

•	a failure of one of the Company’s key information technology systems or related controls;

•	future events that could adversely affect the value of the Company’s assets and require impairment charges;

•	the impact of United States or foreign regulations on the Company’s operations, including environmental remediation costs;

•	the potential inability to attract, retain and motivate key employees;

•	the resolution of tax contingencies resulting in additional tax liabilities;

•	product liability, product recalls or related regulatory actions;

•	the Company’s ability to protect its intellectual property rights;

•	significant increases in the funding obligations related to the Company’s pension plans; and

•	other factors listed from time to time in the Company’s filings with the SEC including, but not limited to, the Company’s most recent Annual Report on Form 10-K.

The information contained in this letter is as of the date indicated. The Company assumes no obligation to update any forward-looking statements as a result of new information, future events or developments.

Exhibit 2

Newell Brands Sends Letter to Starboard

HOBOKEN, NJ – March 27, 2018 – Newell Brands Inc. (NYSE:NWL) (“Newell Brands” or “the company” ) today delivered a letter to Starboard Value, LP (together with its affiliates, “Starboard”) from its Board of Directors.

The full text of the letter follows:

Starboard Value and Opportunity Master Fund Ltd.

Attention: Jeffrey Smith, Chief Executive Officer & Chief Investment Officer

777 Third Avenue, 18th Floor

New York, NY 10017

Jeff:

The newly reconstituted Board of Directors (the “Board”) of Newell Brands Inc. (“Newell Brands” or the “Company”) has reviewed and considered your most recent public statements.

We believe the events of the last few months have helped lead to significant positive change at Newell Brands. The Company’s shareholders will benefit from these changes, which include a nearly total refreshment of the Board and the development of an expanded accelerated transformation plan (the “Accelerated Transformation Plan”). The new Board is focused and committed to both driving the Accelerated Transformation Plan into action and reigniting performance of the remaining core business, which we believe will be tremendously valuable for shareholders.

To that end, we share many of your perspectives, and we thought it would be helpful to highlight how the Company’s recent actions align with your views.

Starboard Statement: As we have consistently stated, we believe that considerable change to the composition of Newell’s Board of Directors (the “Board”) and leadership is required. Since our involvement, eight of the eleven Board members will be new, including a new Chairman.

Response: The new Board agrees. The appointment of Patrick Campbell as Chairman of the Board brings new leadership to the Company. In addition, the overall composition of the Board has fundamentally changed in the last three months. Since the beginning of 2018, nine directors have left the Board and six new directors have been appointed, each of whom has exceptional experience and a proven track-record as a shareholder-centric leader. In addition, two new independent directors will be nominated for election to the Board at our upcoming Annual Meeting. The refreshed and newly-focused Board is comprised of a strong, seasoned group of leaders that will provide enhanced oversight and demand increased accountability.

Starboard Statement: We believe that asset sales, if executed properly, can create substantial value at Newell. Given that Newell intends to now explore asset sales for approximately half of the Company, we believe that the most prudent course of action is for the Company to work with its financial advisor to evaluate a comprehensive set of strategic alternatives for all of the businesses. Only following this thorough analysis can Newell prudently determine which assets may realize the greatest after-tax value, and decide which assets, if any, the Company should continue to operate.

Response: The new Board agrees. Asset sales can create substantial value at Newell Brands, which is why the new Board unanimously embraced the Accelerated Transformation Plan. The new Board’s Finance Committee is now chaired by Courtney Mather, a portfolio manager at Icahn Capital, and is charged with overseeing the asset dispositions at the heart of the Accelerated Transformation Plan. Under the Finance Committee’s oversight, the Company’s financial advisors and management are already hard at work evaluating a potential first wave of divestitures. As part of this initial step in the Accelerated Transformation Plan, the Finance Committee will both (i) review and assess the value-creation and strategic rationale for each potential asset sale (and each potential alternative thereto) and (ii) conduct a comprehensive review of all of the Company’s businesses to determine which brands should be included in a second wave of divestitures and which should be retained. The new Board’s decision-making throughout this process will focus on two priorities: maximizing after-tax proceeds and creating a simpler, leaner and more profitable Newell Brands.

Starboard Statement: In addition to asset sales, we are of the belief that there is an opportunity to significantly improve the operations at Newell. Based on our research, we are confident that there is an opportunity to improve operating income by approximately $500 to $800 million based on actions that should be within management’s control. We believe it is important that, in addition to exploring strategic alternatives for all of the businesses, the new Board be equally and simultaneously focused on the operational improvements available to the Company. Asset sales on their own are not a panacea for operational issues.

Response: The new Board agrees. Asset sales are only one component of the Accelerated Transformation Plan. There is also tremendous opportunity to improve the operations at Newell Brands, and the new Board is equally focused on that component of the Accelerated Transformation Plan. In fact, the new Board is committed to identifying and realizing reported operating income improvements of at least $800 million over the next three years, including a minimum of $300 million in 2018. The new Board is also committed to clearly communicating to shareholders how the divestures in the Accelerated Transformation Plan will ultimately impact these targeted operating income improvements on a pro forma basis.

*****

In light of these most recent changes, and after having additional discussions with some of the Company’s largest shareholders, we believe Newell Brands is now embarking on a path to significant value creation. To that end, the new Board’s singular focus at this time is devising, articulating and executing the multi-year strategic transformation and operational turnaround that will once again make Newell Brands a best-in-class consumer products company that delivers outstanding returns. We are pleased to know that this focus is consistent with Starboard’s perspective as well.

Best regards,

/s/ The Board of Directors of Newell Brands Inc.

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About Newell Brands

Newell Brands (NYSE: NWL) is a leading global consumer goods company with a strong portfolio of well-known brands, including Paper Mate®, Sharpie®, Dymo®, EXPO®, Parker®, Elmer’s®, Coleman®, Jostens®, Marmot®, Rawlings®, Oster®, Sunbeam®, FoodSaver®, Mr. Coffee®, Rubbermaid Commercial Products®, Graco®, Baby Jogger®, NUK®, Calphalon®, Rubbermaid®, Contigo®, First Alert®, Waddington and Yankee Candle®. For hundreds of millions of consumers, Newell Brands makes life better every day, where they live, learn, work and play.

This press release and additional information about Newell Brands are available on the company’s website, www.newellbrands.com.

Additional Information

In connection with Newell Brands’ 2018 Annual Meeting of Shareholders, Newell Brands will file with the U.S. Securities and Exchange Commission (the “SEC” ) and mail to the shareholders of record entitled to vote at the 2018 Annual Meeting a definitive proxy statement and other documents, including a WHITE proxy card. SHAREHOLDERS ARE ENCOURAGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS WHEN FILED WITH THE SEC AND WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. When filed with the SEC, the definitive proxy statement and WHITE proxy card will also be mailed to shareholders of record. Investors and other interested parties will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, or from Newell Brands at its website, www.newellbrands.com, or through a request in writing sent to Newell Brands at 221 River Street, Hoboken, New Jersey, 07030, Attention: General Counsel, or by contacting Newell Brands’ proxy solicitor, Morrow Sodali at (800) 662-5200 or at NWLinfo@morrowsodali.com

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the 2018 Annual Meeting. The participants in the solicitation of proxies in connection with the 2018 Annual Meeting are currently anticipated to be the Company, Patrick D. Campbell, James R. Craigie, Debra A. Crew, Brett Icahn, Andrew Langham, Courtney R. Mather, Michael B. Polk, Judith A. Sprieser, Steven J. Strobel, Michael A. Todman, Ralph Nicoletti, Mark S. Tarchetti, William A. Burke, Bradford Turner, Nancy O’Donnell, Sofya Tsinis, High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Icahn Partners Master Fund LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Beckton Corp. and Carl C. Icahn.

As of the date hereof, Ms. Crew beneficially owns 30 shares of common stock of the Company, par value $1.00 (the “Common Stock”). Mr. Craigie beneficially owns 3,175 shares of Common Stock, which includes 1,594 shares held in trusts, 797 shares each, for the benefit of Mr. Craigie’s children. Mr. Polk beneficially owns 1,353,392 shares of Common Stock, which includes 225,872 shares of Common Stock issuable pursuant to stock options and RSUs currently exercisable or exercisable or vesting within 60 days and includes 332,925 shares held in grantor retained annuity trusts for the benefit of Mr. Polk’s children and 47,303 shares held in trust by Mr. Polk’s wife. Mr. Strobel beneficially owns 50,707 shares of Common Stock. Mr. Todman beneficially owns 54,949 shares of Common Stock. Mr. Nicoletti beneficially owns 14,788 shares of Common Stock, which includes 25 shares held in a revocable trust by Mr. Nicoletti’s wife, 193 shares in an IRA and 14,570 held in a revocable trust. Mr. Tarchetti beneficially owns 260,949 shares of Common Stock. Mr. Burke beneficially owns 175,046 shares of Common Stock. Mr. Turner beneficially owns 14,134 shares of Common Stock. Ms. O’Donnell beneficially owns 6,855 shares of Common Stock. As of the date hereof, Mr. Campbell, Ms. Sprieser and Ms. Tsinis do not beneficially own any shares of Common Stock.

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As of the date hereof, High River Limited Partnership has sole voting power and sole dispositive power with regard to 6,658,602 shares of Common Stock (including shares of Common Stock underlying forward contracts). Each of Hopper Investments LLC, Barberry Corp. and Mr. Carl C. Icahn has shared voting power and shared dispositive power with regard to such shares of Common Stock. Icahn Partners Master Fund LP has sole voting power and sole dispositive power with regard to 10,836,710 shares of Common Stock (including shares of Common Stock underlying forward contracts). Each of Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Beckton Corp. and Mr. Carl C. Icahn has shared voting power and shared dispositive power with regard to such shares of Common Stock. Icahn Partners LP has sole voting power and sole dispositive power with regard to 15,797,701 shares of Common Stock (including shares of Common Stock underlying forward contracts). Each of Icahn Onshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises GP, Beckton Corp. and Mr. Carl C. Icahn has shared voting power and shared dispositive power with regard to such shares of Common Stock. Mr. Brett Icahn has sole voting power and sole dispositive power with regard to 500,000 shares of Common Stock, including 250,000 shares of Common Stock beneficially owned by a charitable foundation controlled by Mr. Brett Icahn. As of the date hereof, Messrs. Langham and Mather do not beneficially own any shares of Common Stock.

Certain information concerning these participants is also set forth in the Company’s definitive proxy statement, dated March 30, 2017, for its 2017 annual meeting of shareholders as filed with the SEC on Schedule 14A, the Company’s preliminary proxy statement, dated March 23, 2018, for its 2018 annual meeting of shareholders as filed with the SEC on Schedule 14A and the Company’s Current Reports, dated August 24, 2017, January 21, 2018, February 16, 2018, February 22, 2018 and March 19, 2018, as filed with the SEC on Form 8-K. Additional information regarding the interests of these participants in the solicitation of proxies in respect of the 2018 Annual Meeting and other relevant materials will be filed with the SEC when they become available.

Caution Concerning Forward-Looking Statements

Statements in this release, other than those of historical fact, particularly those anticipating future financial performance, business prospects, growth, operating strategies and similar matters, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. These statements generally can be identified by the use of words such as “intend,” “anticipate,” “believe,” “estimate,” “project,” “target,” “plan,” “expect,” “will,” “should,” “would” or similar statements. The Company cautions that forward-looking statements are not guarantees because there are inherent difficulties in predicting future results. In addition, there are no assurances that the Company will complete any or all of the potential transactions, or other initiatives referenced here. Actual results may differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to:

•	uncertainties regarding future actions that may be taken by Starboard in furtherance of its stated intention to nominate director candidates for election at Newell Brands’ 2018 Annual Meeting;

•	potential operational disruption caused by Starboard’s actions that may make it more difficult to maintain relationships with customers, employees or suppliers;

•	the Company’s dependence on the strength of retail, commercial and industrial sectors of the economy in various parts of the world;

•	competition with other manufacturers and distributors of consumer products;

•	major retailers’ strong bargaining power and consolidation of the Company’s customers;

•	the Company’s ability to improve productivity, reduce complexity and streamline operations;

•	the Company’s ability to develop innovative new products, to develop, maintain and strengthen end-user brands and to realize the benefits of increased advertising and promotion spend;

•	risks related to the Company’s substantial indebtedness, potential increases in interest rates or changes in the Company’s credit ratings;

•	the Company’s ability to effectively accelerate its transformation plan and explore and execute its strategic options;

•	the Company’s ability to complete planned acquisitions and divestitures, to integrate Jarden and other acquisitions and unexpected costs or expenses associated with acquisitions or dispositions;

•	changes in the prices of raw materials and sourced products and the Company’s ability to obtain raw materials and sourced products in a timely manner;

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•	the risks inherent to the Company’s foreign operations, including currency fluctuations, exchange controls and pricing restrictions;

•	a failure of one of the Company’s key information technology systems or related controls;

•	future events that could adversely affect the value of the Company’s assets and require impairment charges;

•	the impact of United States or foreign regulations on the Company’s operations, including environmental remediation costs;

•	the potential inability to attract, retain and motivate key employees;

•	the resolution of tax contingencies resulting in additional tax liabilities;

•	product liability, product recalls or related regulatory actions;

•	the Company’s ability to protect its intellectual property rights;

•	significant increases in the funding obligations related to the Company’s pension plans; and

•	other factors listed from time to time in the Company’s filings with the SEC including, but not limited to, the Company’s most recent Annual Report on Form 10-K.

The information contained in this release is as of the date indicated. The Company assumes no obligation to update any forward-looking statements as a result of new information, future events or developments.

Contacts:

Investors:	Media:
Nancy O’Donnell	Michael Sinatra
SVP, Investor Relations and Corporate	Director, External
Communications	Communications
+1 (201) 610-6857	+1 (551) 574-8031
nancy.odonnell@newellco.com	michael.sinatra@newellco.com

or	or

Charlie Koons / Mike Verrechia	Joele Frank / Jim Golden / Ed Trissel
Morrow Sodali	Joele Frank, Wilkinson Brimmer Katcher
+1 (212) 300-2473	+1 (212) 355-4449
NWLinfo@morrowsodali.com	ETrissel@joelefrank.com

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